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FLOWSERVE CORPORATION

SECOND AMENDMENT
TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

        This SECOND AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this "Second Amendment") is dated as of June 24, 2004 and entered into by and among Flowserve Corporation, a New York corporation (the "Borrower"), Flowserve France SAS (the "Subsidiary Borrower"), the Guarantors of the Borrower listed on the signature pages hereof (only for the purposes of Section 5), the financial institutions executing the Consent of Lender (the "Consent") in the form of Exhibit A annexed hereto (each individually a "Lender" and collectively the "Lenders"), Credit Suisse First Boston, a bank organized under the laws of Switzerland, acting through its New York branch ("CSFB"), as syndication agent (the "Syndication Agent"), and Bank of America, N.A., a national banking association ("BofA"), as swingline lender (in such capacity, the "Swingline Lender"), as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders, and is made with reference to that certain First Amended and Restated Credit Agreement dated as of May 2, 2002, as amended by that certain First Amendment to First Amended and Restated Credit Agreement dated as of June 30, 2003 (as so amended, the "Credit Agreement"), by and among the Borrower, the Lenders party thereto, the Syndication Agent, the Swingline Lender, the Administrative Agent and the Collateral Agent. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement.

RECITALS

        WHEREAS, the Borrower and the Lenders desire to amend the Credit Agreement to (i) permit the Company and Flowserve B.V., a company organized under the laws of the Netherlands and a Subsidiary of the Company, to incur unsecured Indebtedness as co-borrowers under the EIB Facilty (as hereinafter defined) and to permit Flowserve B.V. and its Subsidiaries to incur unsecured Indebtedness under the Calyon Facility (as hereinafter defined) in support of the EIB Facility, and (ii) amend the Interest Coverage Ratio in Section 6.11 of the Credit Agreement;

        WHEREAS, subject to the terms and conditions of this Second Amendment, the Lenders are willing to agree to such amendments.

        NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. AMENDMENTS TO CREDIT AGREEMENT

  A. Amendments to Article I: Definitions

        1.     Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions to such Section in proper alphabetical order:

          "Calyon Facility" shall mean that certain Letter of Credit Facility to be entered into among Calyon New York Branch, as administrative agent, the lenders party thereto, Flowserve B.V., and the Company and the Material Subsidiaries of Flowserve B.V., as guarantors, in an aggregate principal amount not to exceed euro 80,500,000, and as thereafter amended from time to time in accordance with the requirements thereof and of this Agreement, pursuant to which a letter of credit will be issued to support the obligations of the Company under the EIB Facility (as defined in Section 1.01).

          "EIB Facility" shall mean that certain Finance Contract to be entered into between the European Investment Bank, as lender, and the Company and Flowserve B.V., as co-borrowers, in an aggregate principal amount not to exceed euro 70,000,000, and as thereafter amended from time to time in accordance with the requirements thereof and of this Agreement.

          "Flowserve B.V." shall mean Flowserve B.V., a company organized under the laws of the Netherlands and a Subsidiary of the Company.

          "Material Subsidiaries of Flowserve B.V." shall mean certain material subsidiaries of Flowserve B.V.

        2.     The definition of "Net Cash Proceeds" in Section 1.01 of the Credit Agreement is hereby amended by adding the phrase "or the EIB Facility" after the parenthetical appearing in clause (b) of such definition.

  B. Amendments to Article II: The Credits

        1.     Section 2.13(e) of the Credit Agreement is hereby amended by (i) deleting the "or" at the end of clause (i) of such Section and substituting "," in place thereof, and (ii) adding the following new clause (iii) at the end of clause (ii) of such Section: ", or (iii) the EIB Facility".

  C. Amendments to Article VI: Negative Covenants

        1.     Section 6.01(g) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting the following therefor:

          "(g) Indebtedness incurred by (x) Foreign Subsidiaries in an aggregate principal amount, when combined with the outstanding principal amount of all Indebtedness listed on Schedule 6.01(g), not to exceed $25,000,000 at any time outstanding and Guarantees thereof by other Foreign Subsidiaries (other than Loan Parties), (y) Flowserve B.V. as a co-borrower under the EIB Facility, in an aggregate principal amount not to exceed euro 70,000,000 at any time outstanding, and (z) Flowserve B.V. under the Calyon Facility in support of the EIB Facility, in an aggregate principal amount not to exceed euro 80,500,000 at any time outstanding and Guarantees thereof by the Material Subsidiaries of Flowserve B.V.;"

        2.     Section 6.01 of the Credit Agreement is hereby amended by (i) deleting the "and" at the end of clause (o) of such Section, (ii) deleting the "(p)" appearing at the beginning of clause (p) of such Section and substituting "(q)" in place thereof, and (iii) adding the following new clause (p) at the end of clause (o) of such Section:

          "(p) Indebtedness of the Company as a co-borrower under the EIB Facility in an aggregate principal amount not to exceed euro 70,000,000 at any time outstanding; and"

        3.     The second to last sentence of Section 6.04(c) of the Credit Agreement is hereby amended by deleting such sentence in its entirety and substituting the following therefor:

  "In the case of each loan or advance permitted under clauses (i), (ii), (iii) or (iv) above, such loan or advance shall be permitted under this Section 6.04 only if evidenced by a promissory note (in form and substance satisfactory to the Agents) which promissory note shall be pledged to the Collateral Agent as security for the Obligations pursuant to the First Amended and Restated Pledge Agreement; provided, however, with respect to any promissory note evidencing any loan or advance permitted under clauses (i), (ii), (iii) or (iv) to Flowserve B.V., such promissory note shall not be required to be pledged to the Collateral Agent as set forth above and the obligations of Flowserve B.V. to the Company and/or the Guarantors under any such promissory note may be subordinated to the obligations of Flowserve B.V. to the lenders under the Calyon Facility."

        4.     Section 6.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "SECTION 6.11. Interest Coverage Ratio. Permit the Interest Coverage Ratio for any period of four consecutive fiscal quarters, in each case taken as one accounting period, ending during any period set forth below to be less than the ratio set forth opposite such period below:

Period	Ratio
From and including June 30, 2004 through and including December 30, 2005	2.75x
From and including December 31, 2005 through and including March 31, 2006	3.75x
Thereafter	4.00x	"

Section 2. CONDITIONS TO EFFECTIVENESS

        Section 1 of this Second Amendment shall become effective as of June 24, 2004 upon the satisfaction prior or concurrent satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Second Amendment Effective Date"):

        A.    On or prior to the Second Amendment Effective Date, the Borrower shall deliver to the Lenders (or to the Administrative Agent for the Lenders) copies of this Second Amendment executed by each Loan Party.

        B.    On or prior to the Second Amendment Effective Date, the Required Lenders shall have executed the Consent.

        C.    The Administrative Agent shall have received payment, for the account of each Lender that executes this Second Amendment on or before 5:00 p.m. Central Daylight Time on June 24, 2004, of an amendment fee equal to 0.05% of the sum of such Lender's Revolving Credit Commitment and the principal amount of Term Loans held by such Lender.

Section 3. REPRESENTATIONS AND WARRANTIES

        In order to induce the Lenders to enter into this Second Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to each Lender that the following statements are true, correct and complete on and as of the Second Amendment Effective Date:

        A. Organization; Powers.    The Borrower and each of the Subsidiaries (i) (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted and (c) is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except where any such failure, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, and (ii) in the case of the Borrower and each Subsidiary that is a party hereto, has the power and authority to execute, deliver and perform its obligations under the Credit Agreement as amended by this Second Amendment (the "Amended Agreement").

        B. Authorization.    The Second Amendment (i) has been duly authorized by all requisite corporate, and, if required, stockholder, action on the part of the Borrower and each Subsidiary that is a party hereto and (ii) will not (a) violate (1) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of the Borrower or any Subsidiary, (2) any order of any Governmental Authority or (3) any provision of any indenture, agreement or other instrument to which the Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound, (b) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument or (c) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower or any Subsidiary (other than any Lien created hereunder or under the First Amended and Restated Security Documents).

        C. Enforceability.    This Second Amendment has been duly executed and delivered by each Loan Party which is a party hereto, and this Second Amendment and the Amended Agreement constitute a legal, valid and binding obligation of each such Loan Party enforceable against each such Loan Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

        D. Governmental Approvals.    No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery of this Second Amendment, and the performance by the Borrower of the Amended Agreement.

        E. Incorporation of Representations and Warranties from Credit Agreement.    The representations and warranties contained in Article III of the Credit Agreement are incorporated herein by this reference and are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

        F. Absence of Default.    No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Second Amendment that would constitute a Default or an Event of Default.

Section 4. MISCELLANEOUS

        A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

        1.     On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Second Amended and Restated Credit Agreement", "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

        2.     Except as specifically amended by this Second Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

        3.     The execution, delivery and performance of this Second Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

        B. Fees and Expenses.    The Borrower acknowledges that all costs, fees and expenses as described in Section 9.05 of the Credit Agreement incurred by the Administrative Agent and its counsel with respect to this Second Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

        C. Headings.    Section and subsection headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose or be given any substantive effect.

        D. Applicable Law.    THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

        E. Counterparts; Effectiveness.    This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Second Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 2 hereof) shall become effective upon the execution of a counterpart hereof by each Loan Party and the execution of the Consent by the Required Lenders and receipt by the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

Section 5. ACKNOWLEDGEMENT AND CONSENT BY CREDIT SUPPORT PARTIES

        Each of the Guarantors is a party to the First Amended and Restated Guarantee Agreement and certain of the First Amended and Restated Security Documents. The Guarantors are collectively referred to herein as the "Credit Support Parties," and the First Amended and Restated Guarantee Agreement and the First Amended and Restated Security Documents are collectively referred to herein as the "Credit Support Documents."

        Each Credit Support Party hereby acknowledges that it has read this Second Amendment and consents to the terms thereof, and hereby confirms and agrees that, notwithstanding the effectiveness of this Second Amendment, the obligations of each Guarantor under each Credit Support Document to which it is a party or otherwise bound shall not be impaired or affected and each Credit Support Document is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects. Each Guarantor further agrees that nothing in the Credit Agreement, this Second Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment to the Credit Agreement.

        [Remainder of page intentionally left blank]

        IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

FLOWSERVE CORPORATION, as the Borrower
By:
Name: Title:
FLOWSERVE FRANCE SAS, societe par actions simplifiee organized under the laws of France, as the Subsidiary Borrower
By:
Name: Title:

FLOWSERVE US INC.
FLOWSERVE INTERNATIONAL, INC.
FLOWSERVE MANAGEMENT COMPANY
BW/IP-NEW MEXICO, INC.
FLOWSERVE INTERNATIONAL, LLC
INGERSOLL-DRESSER PUMP COMPANY
FLOWSERVE HOLDINGS, INC.
(for purposes of Section 5 only) as Credit Support Parties
By:
Name: John M. Nanos Title: Vice President
FLOWSERVE FINANCE B.V., (for purposes of Section 5 only) as a Credit Support Party
By:
Name: John M. Nanos Title: Managing Director
By:
Name: Title: Managing Director

FLOWSERVE INTERNATIONAL LIMITED FLOWSERVE FLOW CONTROL (UK) LIMITED, (for purposes of Section 5 only) as Credit Support Parties
By:
Name: John M. Nanos Title: Director
BANK OF AMERICA, N.A., individually and as the Administrative Agent, the Collateral Agent and the Swingline Lender
By:
Name: Title:
CREDIT SUISSE FIRST BOSTON, individually and as the Syndication Agent
By:
Name: Title:
By:
Name: Title:
LENDERS Per individual Consents executed by each signing Lender

EXHIBIT A
CONSENT OF LENDER

        This Consent of Lender is delivered by the undersigned Lender with reference to that certain First Amended and Restated Credit Agreement dated as of May 2, 2002, as amended, among Flowserve Corporation, a New York corporation, the Lenders from time to time party thereto (the "Lenders"), Bank of America, N.A., as Administrative Agent, Swingline Lender and Collateral Agent, and Credit Suisse First Boston, as Syndication Agent. The undersigned Lender hereby consents to the Second Amendment to First Amended and Restated Credit Agreement dated as of                        , 2004.

[Name of Lender]
By:

Name:
Title:

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FLOWSERVE CORPORATION SECOND AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT
RECITALS
EXHIBIT A CONSENT OF LENDER